Exhibit 10.46

EXECUTION COPY

AMENDMENT NO. 3, CONSENT AND WAIVER AGREEMENT

This Amendment No. 3, Consent and Waiver Agreement, dated as of August 20, 2013 (this “Amendment”), is among SFX INTERMEDIATE HOLDCO II LLC, a Delaware limited liability company (the “Borrower”), the other Persons listed on the signature pages hereof, the Lenders party hereto (collectively, the “Lenders” and individually, a “Lender”) and BARCLAYS BANK PLC, as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Administrative Agent”) under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to the Credit Agreement, dated as of March 15, 2013, as amended by the Amendment No. 1 and Consent to Credit Agreement dated as of May 22, 2013 and Amendment No. 2 to Credit Agreement, dated as of June 5, 2013 (as further amended, restated, extended, supplemented, modified and otherwise in effect to the date hereof, the “Credit Agreement”), among, inter alios, the Borrower, Holdings (as defined in the Credit Agreement), each lender from time to time party thereto and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders provide additional term loans under the Term Facility in an aggregate additional amount of $10,500,000 (the “Additional Term Loans”), such that immediately following the funding of such Additional Term Loans, the aggregate principal amount of the Term Facility outstanding on the Amendment No. 3 Effective Date (as defined below) shall be $75,000,000;

WHEREAS, the Borrower intends to use the proceeds of the Additional Term Loans (i) to make certain Restricted Payments to the Parent Company; (ii) for the payment of transaction costs, fees and expenses related to this Amendment and (iii) for working capital purposes;

WHEREAS, as of the date hereof, (i) the Loan Parties have taken or wish to take certain transactions listed on Exhibit B hereto (the “Specified Transactions”) and (ii) as a result of the Specified Transactions that have occurred prior to the date hereof, certain Defaults and Events of Default exist or will occur under the Credit Agreement (the “Specified Events of Default”);

WHEREAS, the Loan Parties have requested that the Lenders consent to any Specified Transactions that will occur on or after the date hereof and waive any Specified Events of Default; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders agree (w) to provide such additional term loans to the Borrower, (x) consent to the Specified Transactions and (y) waive any Specified Events of Default, from the Closing Date through the date hereof, arising out of or in connection with the Specified Transactions that have occurred prior to the date hereof.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment, mutatis mutandis, as if set forth herein.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” and “this Credit Agreement” (and indirect references such as “hereunder” “hereby,” “herein,” and “hereof”) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

Section 2.                                          Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, the Credit Agreement (including all schedules and exhibits thereto) is hereby amended as follows:

(a)                                 The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01 of the Credit Agreement:

“Amendment No. 3” means the Amendment No. 3, Consent and Waiver Agreement dated as of August 20, 2013.

“Amendment No. 3 Effective Date” means the date as of which Amendment No. 3 became effective pursuant to Section 4 thereof.

(b)                                 The following definitions set forth in Section 1.01 of the Credit Agreement are hereby restated in their entirety to read as follows:

“Borrowing” means a borrowing of Term Loans (i) on the Closing Date (ii) on the Amendment No. 2 Effective Date or (iii) on the Amendment No. 3 Effective Date, as applicable.

“IDT JV Agreement” means that certain JV Agreement by and among the Parent Company, IDT and Robert F.X. Sillerman, dated as of October 26, 2012 and as amended March 14, 2013, and (i) as further amended pursuant to (x) the First Amendment to JV Agreement (as defined in Amendment No. 3), (y) the Stock Purchase Agreement (as defined in Amendment No. 3) and (z) the Assignment Agreement (as defined in Amendment No. 3), and (ii) as will be further amended and restated pursuant to the Second A&R IDT JV Agreement (as defined in Amendment No. 3).

“Term Commitment” means, as to any Lender, (x) the commitment of such Lender, if any, to make Term Loans on the Closing Date in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “Term Commitments”, (y) the commitment of such Lender, if any, to make Term Loans on the Amendment No. 2 Effective Date in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “Amendment No. 2 Additional Term Commitments” and/or (z) the commitment of such Lender, if any, to make Term Loans on the Amendment No. 3 Effective Date in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the heading “Amendment No. 3 Additional Term Commitments”.

(c)                                  Section 2.01 of the Credit Agreement is hereby amended by replacing the phrase “or the Amendment No. 2 Effective Date, as applicable” with the phrase “, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, as applicable,” immediately following each instance of the phrase “Closing Date” contained therein.

(d)                                 Section 2.02(a) is hereby restated in its entirety to read as follows:

Each Borrowing shall consist of Term Loans made by lenders on the Closing Date, on the Amendment No. 2 Effective Date or on the Amendment No. 3 Effective Date, as applicable, in each case ratably in accordance with their respective Term Commitments.

(e)                                  Section 2.06 of the Credit Agreement is hereby amended by inserting the phrase “, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, as applicable,” immediately following each instance of the phrase “Closing Date” contained therein.

(f)                                   Section 4.01 of the Credit Agreement is hereby amended by replacing the phrase “or the Amendment No. 2 Effective Date, as applicable” with the phrase “, the Amendment No. 2 Effective Date or the Amendment No. 3 Effective Date, as applicable,” immediately following each instance of the phrase “Closing Date” contained therein.

(g)                                  Section 5.13 of the Credit Agreement is hereby restated in its entirety to read as follows:

SECTION 5.13              Use of Proceeds.  The proceeds of the Term Loans shall be used by the Borrower solely (a) on the Closing Date, (i) to consummate the Transactions and for the payment of transaction costs, fees and expenses related thereto, (ii) for working capital purposes, (iii) to pay the Beatport Consideration, (iv) to fund transaction costs in connection with the IDT Joint Venture Transaction, the Beatport Acquisition and the Nightlife Acquisition, (v) to repay the Nightlife Note in an amount not to exceed $3,000,000 and (vi) to fund a $7,500,000 draw under the IDT Intercompany Note, (b) on the Amendment No. 2 Effective Date, (i) to repay the Nightlife Note in an amount not to exceed $5,515,134.14, (ii) for the payment of transaction costs, fees and expenses related to Amendment No. 2 and (iii) for working capital purposes and (c) on the Amendment No. 3 Effective Date, (i) to make Restricted Payments to the Parent Company as permitted under Section 6.05(d)(iv), (ii) for the payment of transaction costs, fees and expenses related to Amendment No. 3 and (iii) for working capital purposes; provided that at all times all funds to be used in connection with clauses (a)(ii) , (b)(iii) and (c)(ii) hereof shall be appropriately segregated until used for such purpose.

(h)                                 Section 6.05(d) of the Credit Agreement is hereby restated in its entirety to read as follows:

(d)                                 Restricted Payments to the Parent Company (i) on the Closing Date (x) to pay the Beatport Consideration, (y) to repay the Nightlife Note in an amount not to exceed $3,000,000 and (z) to pay any transaction costs in connection with the Beatport Acquisition, the IDT Joint Venture Transaction and the Nightlife Acquisition, (ii) to the Parent Company or any Affiliate thereof on the Amendment No. 1 Effective Date to pay the Stereosonic Consideration, (iii) on the Amendment No. 2 Effective Date, to repay the Nightlife Note in an amount not to exceed $5,515,134.14 and (iv) on the Amendment No. 3 Effective Date, (x) to reimburse the Parent Company in an amount not to exceed $4,000,000 in connection with the ROW Acquisition (as defined in Amendment No. 3) and JV Acquisition (as defined in Amendment No. 3) and (y) to make an advance payment and to pay adjustments to the purchase price that are currently due in connection with the acquisition by the Parent Company or an Affiliate thereof of the Equity Interests of Made Event, LLC and EZ Festivals, LLC in an amount not to exceed $1,450,000.

(i)                                     Schedule 2.01 of the Credit Agreement is hereby replaced in its entirety to read as set forth on Exhibit A hereto.

Section 3.                                          Consent and Waiver.  Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, pursuant to Section 9.02(b) of the Credit Agreement, the Lenders hereby (a) consent to the any Specified Transactions that will occur on or after the date hereof and (b) waive, from the Closing Date through the date hereof, any Default or Event of Default arising out of, or in connection with, any Specified Transactions that have occurred prior to the date hereof.

Section 4.                                          Conditions to Effectiveness.  This Amendment (including the consent and waiver under Section 3 hereof) shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 3 Effective Date”):

(a)                                 Executed Amendment No. 3 to Credit Agreement.  The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and the Lenders.

(b)                                 Executed Amendment No. 2 to Sillerman Guarantee.  The Administrative Agent shall have received from Robert F. X. Sillerman a ratification and affirmation of his obligations under the Sillerman Guarantee (the “Amendment No. 2 to Guarantee Agreement”).

(c)                                  Officer’s Certificates.  The Administrative Agent shall have received a certificate, dated as of the Amendment No. 3 Effective Date, of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing this Amendment and certifying that attached thereto is a true, correct and complete copy of (i) the articles or certificate of incorporation or formation (or equivalent Organizational Document), as applicable, of such Loan Party and all amendments thereto, certified as of a recent date by the Secretary of State of the state of organization of such Loan Party, (ii) the by-laws (or equivalent Organizational Document) of such Loan Party as in effect on the Amendment No. 3 Effective Date, (iii) resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment and (iv) each certificate required to be delivered pursuant to Section 4(d) below, or in the case of the incumbency or clauses (i) and (ii) above certifying that the incumbency or applicable document has not changed from the version attached to the officer’s certificates delivered to the Administrative Agent on the Closing Date or the Amendment No. 2 Effective Date, as applicable.

(d)                                 Certificates of Good Standing.  The Administrative Agent shall have received certificates dated as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Loan Party is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Loan Party has filed required tax returns and owes no delinquent taxes.

(e)                                  Opinions of Counsel.  The Administrative Agent shall have received an opinion of (x) Reed Smith LLP, special counsel to the Loan Parties, (y) Hogan Lovells LLP, Colorado counsel to certain of the Loan Parties, and (z) Dornbush Schaeffer Strongin & Venaglia, LLP, counsel to Robert F.

X. Sillerman, in each case, addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date, in form and substance reasonably satisfactory to the Arrangers.

(f)                                   Fees and Expenses.  The Borrower shall have paid all fees, costs and expenses (including reasonable and documented out-of-pocket legal fees and expenses) agreed to be paid by it to the Arrangers, Agents and/or the Lenders in connection herewith to the extent due (and, in the case of expenses (including reasonable and documented out-of-pocket legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrower not less than one Business Day prior to the Amendment No. 3 Effective Date).

(g)                                  Closing Certificate. The Administrative Agent shall have received a certificate, dated as of the Amendment No. 3 Effective Date, signed by the Chief Financial Officer of Holdings, certifying (i) that after giving effect to the Additional Term Loans, the application of the proceeds thereof in accordance with the Credit Agreement and the payment of all estimated legal, accounting and other fees related hereto and thereto, the Loan Parties, taken as a whole, are Solvent and (ii) satisfaction of the conditions set forth in Section 4(h), (i), and (j) hereof.

(h)                                 Consents.  Each Group Member shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary in connection with the consummation of the transactions contemplated in any Loan Document (including the Transactions).

(i)                                     Litigation.  Except as set forth on Schedule 1 hereto, there shall be no pending (or, to the knowledge of any Group Member, threatened in writing) actions, investigations, suits, proceedings, audits, claims, written demands, orders or disputes to which a Group Member is a party with, by or before any Governmental Authority, other than those that, if adversely determined, would not reasonably be expected to materially and adversely affect the Loan Documents and the other transactions contemplated hereby or thereby.

(j)                                    Representations and Warranties.  Each of the representations and warranties in Section 5 hereof shall be true and correct in all respects on and as of this date as if made on and as of this date.

(k)                                 Borrowing Request. The Administrative Agent shall have received a written Borrowing Request in accordance with the requirements of Section 2.03 of the Credit Agreement.

(l)                                     Stock Purchase Agreement and Assignment Agreement.  The Administrative Agent shall have received one or more counterparts of (i) the Stock Purchase Agreement (as defined in Exhibit B hereto), (ii) the Assignment Agreement (as defined in Exhibit B hereto) and (iii) the First Amendment to JV Agreement (as defined in Exhibit B hereto), in each case, duly executed by the parties thereto.

Section 5.                                          Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Loan Parties; this Amendment has been duly executed and delivered by the Loan Parties; and this Amendment constitutes a valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except

(i) as such enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law);

(b)                                 except with respect to the Specified Events of Default, no Default or Event of Default exists or would result from giving effect to this Amendment and the consummation of the transactions contemplated hereby; and

(c)                                  after giving full effect to the consent and waiver under Section 3 hereof, (i) the representations and warranties of the Group Members as set forth in this Amendment and in any other Loan Document to which a Loan Party is a party and (ii) the representations and warranties of Robert F.X. Sillerman as set forth in the Sillerman Guarantee, are, in each case of the foregoing clauses (i) and (ii), true and correct in all material respects on and as of this date as if made on and as of this date except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects. No Default or Event of Default has occurred and is continuing or would result from the Borrowing of the Additional Term Loans or the application of proceeds thereof as of the Amendment No. 3 Effective Date.

Section 6.                                          Covenants.  Within 3 Business Days of the Amendment No. 3 Effective Date, the Administrative Agent shall have received a copy of the form of Second A&R IDT JV Agreement (as defined in Exhibit B hereto), which agreement shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall not be amended, restated, or modified through the execution thereof except for any amendments, restatements or modifications that do not materially and adversely affect the interests of any Secured Party under the Loan Documents to which a Loan Party is a party or in the Collateral, in each case, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

Section 7.                                          Miscellaneous.

(a)                                 Confirmation of Loan Documents.  Except as expressly provided in this Amendment, each of the Loan Parties hereby ratifies and confirms all of the terms and conditions of the Credit Agreement, the Security Documents and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect.  The Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent and the Lenders for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 9.03 of the Credit Agreement.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.  This Amendment shall constitute a Loan Document.  Each Loan Party acknowledges and agrees that this Amendment is not intended to, nor shall it, establish any course of dealing between the Loan Parties and the Lenders that is inconsistent with the express terms of the Credit Agreement or any other Loan Document.

(b)                                 Limitation of this Amendment.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written.  Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii)

operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Credit Agreement.

(c)                                  Captions.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)                                 Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)                                   Successors and Assigns.  This Amendment shall be binding upon and shall inure to the sole benefit of the Loan Parties, Administrative Agent and Lenders and their respective successors and assigns.

(g)                                  References.  Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(h)                                 Consent to Amendment of Sillerman Guarantee.  The Lenders hereby consent to the amendment of the Sillerman Guarantee pursuant to the Amendment No. 2 to Guarantee Agreement, to be entered into substantially concurrently with this Amendment.

(i)                                     Modification; Waiver.  This Amendment may not be modified orally, but only by an agreement in writing in accordance with Section 9.02 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

JEFFERIES GROUP LLC, as a Lender

By:	/s/ Mark Sahler
Name: Mark Sahler
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

Accepted and Agreed as of the date first above written:

SFX INTERMEDIATE HOLDCO II LLC,
SFX INTERMEDIATE HOLDCO I LLC,
PITA I LLC
SFX-LIC OPERATING LLC
SFX-NIGHTLIFE OPERATING LLC
SFX-IDT N.A. HOLDING LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: President

BEATPORT, LLC
BEATPORT JAPAN, LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: President

ID&T/SFX NORTH AMERICA LLC
ID&T/SFX Q-DANCE LLC
ID&T/SFX SENSATION LLC
ID&T/SFX MYSTERYLAND LLC
ID&T/SFX TOMORROWWORLD LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: Co-Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

Exhibit A

SCHEDULE 2.01
TO
CREDIT AGREEMENT

TERM COMMITMENTS

Name of Lender	Term Commitments	Amendment No. 2 Additional Term Commitments	Amendment No. 3 Additional Term Commitments
Barclays Bank PLC	$17,127,000	$5,190,000	$3,633,000
UBS Loan Finance LLC	$17,127,000	$5,190,000	$3,633,000
Jefferies Group LLC	$15,240,000	$4,620,000	$3,234,000
Total	$49,500,000	$15,000,000	10,500,000

Exhibit B

SPECIFED TRANSACTIONS

1.              Pursuant to a Stock Purchase Agreement, dated as of August 8, 2013 (the “Stock Purchase Agreement”), between the Parent Company and One of Us Holding B.V. (“One of Us”), the Parent Company agreed to acquire certain assets of One of Us (the “ROW Acquisition”).

2.              On August 8, 2013, the Borrower made a Restricted Payment in the amount of $6,000,000 to One of Us reflecting an advance of the purchase price for the ROW Acquisition.

3.              In connection with the Stock Purchase Agreement, ID&T/SFX North America LLC agreed to acquire 24% of the additional interests of the IDT Joint Venture (the “JV Acquisition”).

4.              In connection with the ROW Acquisition and JV Acquisition, the IDT JV Agreement was amended pursuant to (x) the Stock Purchase Agreement, (y) that certain Assignment Agreement, dated as of August 8, 2013 (the “Assignment Agreement”), by and among ID&T/SFX North America LLC, SFX Intermediate Holdco II LLC and One of Us and acknowledged by the Parent Company, One of Us International B.V. (“One of Us International”) and SFX-IDT N.A. Holding LLC and (z) that certain First Amendment to Amended and Restated Limited Liability Company Operating Agreement of ID&T/SFX North America LLC, dated as of August 8, 2013 (the “First Amendment to JV Agreement”), by and among ID&T/SFX North America LLC, One of Us International and SFX-IDT N.A. Holding LLC, to forgive the ID&T Advance (as defined in the IDT JV Agreement).

5.              To reflect the JV Acquisition, the IDT JV Agreement will be amended and restated pursuant to that certain Second Amended and Restated Limited Liability Company Operating Agreement of ID&T/SFX North America LLC, dated as of August 8, 2013 and effective as of the closing of the JV Acquisition (the “Second A&R IDT JV Agreement”), by and among ID&T/SFX North America LLC, One of Us International, SFX-IDT N.A. Holding LLC, One of Us B.V. and the Parent Company.

6.              In connection with the ROW Acquisition, the IDT Promissory Note has been forgiven and cancelled.

7.              On August 13, 2013, the Borrower submitted a Compliance Certificate in which it certified that no Default or Event of Default was continuing as of the date thereof.

Schedule 1
Litigation

None.